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                                                                         EX 10.2

          IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING: SIGNIFICANT
                     REPRESENTATIONS ARE CALLED FOR HEREIN.

                          Velocity Express Corporation

                            STOCK PURCHASE AGREEMENT

Velocity Express Corporation
7803 Glenroy Road, Suite 200
Bloomington, Minnesota 55439

Ladies and Gentlemen:

     THIS AGREEMENT, made effective this __ day of ___________, between Velocity Express Corporation, a Delaware corporation (the "Company"), and _________, a resident of the State of ___________.

1. (a) The Company agrees to sell to the undersigned, and the undersigned agrees to purchase from the Company, _______ shares of the Company's Series H Preferred Convertible Preferred Stock, par value $0.004 per share (the "Shares" or "Series H Preferred") for the subscription price of $10.00 per Share. The rights and preferences of the Shares are set forth in the Certificate of Designation of Preferences and Rights of Series H Convertible Preferred Stock as set forth in Appendix A attached hereto. The Company will also issue to the undersigned in connection with this purchase a warrant to purchase _______ shares of the Company's Common Stock (the "Warrant"). A form of the Warrant is attached hereto as Appendix B. The undersigned acknowledges that this subscription is contingent upon acceptance in whole or in part by the Company. Concurrent with the delivery of this Agreement, the undersigned has delivered cash or a check or wire transfer to the Company in the amount of $__________ in payment of the full purchase price of the Shares.

     (b) Company and the undersigned agree that, as set forth in Section 6 of Certificate of Designation of Preferences and Rights of Series H Convertible Preferred Stock, the Company can repurchase the Series H Preferred Stock of the undersigned on or before April 30, 2003 by tendering to undersigned $__________. In the event the Company does not repurchase the Series H Preferred Stock, the undersigned shall be entitled to receive an additional warrant (the "Call Warrant") to purchase ________ shares of the Company's Common Stock. A form of the Call Warrant is attached hereto as Appendix C.

2.        The undersigned acknowledges and represents as follows:

          (a) That the undersigned has had an opportunity to carefully review the Company, has had the opportunity to conduct due diligence on the Company, has had the opportunity to review its public filings with the Securities and Exchange Commission and has reviewed the Risk Factors, attached hereto as Appendix D, relating to the Company (the "Company Materials"), and all documents delivered therewith or reasonably requested by the undersigned;

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          (b)  That the undersigned is able to bear the economic risk of the investment in the Shares;

          (c) That the undersigned has knowledge and experience in financial and business matters, that the undersigned is capable of evaluating the merits and risks of the prospective investment in the Shares and that the undersigned is able to bear such risks.

          (d) That the undersigned understands an investment in the Shares is highly speculative but believes that the investment is suitable for the undersigned based upon the undersigned investment objectives and financial needs, and has adequate means for providing for his, her or its current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Shares;

          (e) That the undersigned has been given access to full and complete information regarding the Company (including the opportunity to meet with Company officers and review such documents as the undersigned may have requested in writing) and has utilized such access to the undersigned satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Company Materials;

          (f) That the undersigned recognizes that the Shares, are an investment, involve a high degree of risk, including, but not limited to, the risks described in the Company Materials; and

          (g) That the undersigned realizes that (i) the purchase of Shares is a long-term investment; (ii) the purchasers of the Shares must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") and, therefore, cannot be sold unless they are subsequently registered under the Act, and specifically Regulation D of the Act, or an exemption from such registration is available; and (iii) the transferability of the Shares is restricted, and (A) requires the written consent of the Company, (B) requires conformity with the restrictions contained in paragraphs 5 and 6 below, and (C) will be further restricted by a legend placed on the certificate(s) representing the Shares stating that the Shares have not been registered under the Act and referring to the restrictions on transferability of the Shares, and by stop transfer orders or notations on the Company's records referring to the restrictions on transferability.

3. The undersigned has been advised that the Shares are not being registered under the Act or any other securities laws pursuant to exemptions from the Act and such laws, and that the Company's reliance upon such exemptions is predicated in part on the undersigned's representations to the Company as contained herein. The undersigned represents and warrants that the Shares are being purchased for his, her or its own account and for investment and without the intention of reselling or redistributing the same, that he, she or it has made no agreement with others regarding any of such Shares and that his, her or its financial condition is such that it is not likely that it will be necessary to dispose of any of such Shares in the foreseeable future. The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or

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          any change in the condition of the Company or its business, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged as security, would represent an intent inconsistent with the representations set forth above. The undersigned further represents and agrees that if, contrary to his, her or its foregoing intentions, he, she or it should later desire to dispose of or transfer any of such Shares in any manner, he, she or it shall not do so without first obtaining (a) the opinion of counsel designated by the Company that such proposed disposition or transfer lawfully may be made without the registration of such Shares for such purpose pursuant to the Act, as then in effect, and any other applicable securities laws, or (b) such registrations (it being expressly understood that except as provided in the Registration Rights Agreement dated as of the date hereof, the Company shall not have any obligation to register the Shares for such purpose).

               The undersigned agrees that the Company may place a restrictive legend on the certificate(s) representing the Shares, containing substantially the following language:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND WITHOUT REGISTRATION UNDER ANY OTHER SECURITIES LAWS, IN RELIANCE UPON EXEMPTIONS CONTAINED IN THE ACT AND SUCH LAWS. NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND UNDER THE APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS. FURTHER, THESE SECURITIES ARE SUBJECT TO LIMITATIONS ON CONVERTIBILITY AS SET FORTH IN THE STOCK PURCHASE AGREEMENT APPLICABLE TO THE ISSUANCE OF THESE SECURITIES.

               The undersigned agrees and consents that the Company may place a stop transfer order on the certificate(s) representing the Shares to assure the undersigned's compliance with this Agreement and the matters referenced above.

               The undersigned agrees to save and hold harmless, defend and indemnify the Company and its directors, officers and agents from any claims, liabilities, damages, losses, expenses or penalties arising out of any misrepresentation of information furnished by the undersigned to the Company in this Agreement.

               The undersigned understands that the Company at a future date may file a registration or offering statement (the "Registration Statement") with the Securities and Exchange Commission to facilitate a public offering of its securities. The undersigned agrees, for the benefit of the Company, that should an underwritten public offering be made and should the managing underwriter of such offering require, the undersigned will not, without the prior written consent of the Company and such underwriter, during the Lock Up Period as defined herein: (a) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Shares beneficially held by the undersigned during the Lock Up Period; (b) sell, transfer or otherwise dispose of, or agree to sell,

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          transfer or otherwise dispose of any options, rights or warrants to purchase any of the Shares beneficially held by the undersigned during the Lock Up Period; or (c) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term "Lock Up Period" shall mean the lesser of (x) 240 days or (y) the period during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Company's securities. The Lock Up Period shall commence on the effective date of the Registration Statement.

          The undersigned has read and executed the Registration Rights Agreement in the form appended hereto as Appendix E The undersigned agrees that, notwithstanding any registration rights granted under the Registration Rights Agreement, the undersigned will not be entitled to any registration rights, whether by demand, piggyback or otherwise, until April 30, 2003.

          The undersigned represents and warrants that the undersigned is a bona fide resident of, and is domiciled in, the state or country listed in the Recital to this Agreement and that the Shares are being purchased solely for the beneficial interest of the undersigned and not as nominee, for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in paragraph 5 of this Agreement.

          Accredited Status. The undersigned represents and warrants that the undersigned constitutes an accredited investor as defined in Rule 501(a) under the Securities Act of 1933.

4. The undersigned has been advised by the Company that the rules of the Nasdaq Stock Market provide that shareholder approval is required if the Company issues, at a price which is less than market value, Common Stock or securities convertible into Common Stock which exceeds twenty percent of the Company's outstanding Common Stock or twenty percent of the Company's voting power outstanding before such issuance. The undersigned acknowledges and agrees that until the occurrence of the later of (1) April 30, 2003, or (2) shareholder approval of the issuance of the Series H Preferred has been obtained, the Series H cannot be converted into common stock pursuant to paragraph 5A (i) of the Certificate of Designation for the Series H Preferred Stock, and will not have any of the voting rights set forth in paragraph 4A of the Certificate of Designation for the Series H Preferred Stock.

5. NASD Affiliation. The undersigned is affiliated or associated, directly or indirectly, with a National Association of Securities Dealers, Inc. ("NASD") member firm or person.

               Yes ________                        No ________

               If yes, list the affiliated member firm or person: ____________
               _______________________________________________________________
               _______________________________________________________________

          Your relationship to such member firm or person:

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          ______________________________________________________________________
          ______________________________________________________________________

6. Entities. If the undersigned is not an individual but an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that:

          A. The undersigned was not organized for the specific purpose of acquiring securities of the Company; and

          B. This Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

7.        Miscellaneous.

          A.   Manner in which title is to be held: (check one)

                    _____   Individual Ownership

                    _____   Joint Tenants with Right of Survivorship*

                    _____   Partnership*

                    _____   Tenants in Common*

                    _____   Corporation

                    _____   Trust

                    _____   Other    ________________________________

                    _________________________________________________(describe)

          B. The undersigned agrees that the undersigned understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Shares, and further agrees to indemnify and hold harmless the Company, each current and future officer, director, employee, agent and shareholder from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

          C. This Agreement shall be construed and interpreted in accordance with Minnesota law without regard to conflict of law provisions.

          D. The undersigned agrees to furnish to the Company, upon request, such additional information as may be deemed necessary to determine the undersigned's suitability as an investor.

---------------
* Multiple signatures required

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8.       The provisions of Section 4 hereof shall not be amended without approval of the stockholders of the Company.

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                                 SIGNATURE PAGE

Dated: __________.

_______________________________________
Signature

_______________________________________
Name Typed or Printed

_______________________________________
Residence Address

_______________________________________

_______________________________________
City, State, Country and Zip Code



_______________________________________
Mailing Address

_______________________________________

_______________________________________
City, State, Country and Zip Code




_______________________________________
Tax Identification or Social
Security Number

_______________________________________
Phone Number (home)

_______________________________________
Phone Number (work)

_______________________________________
Fax Number

_______________________________________
E-mail Address

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                            CERTIFICATE OF SIGNATORY

         (To be completed if Shares are being subscribed by an entity.)

         I, ________________________, am the ___________, ____________________
(the "Entity").

         I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Shares, and certify further that the Note Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

         IN WITNESS WHEREOF, I have set my hand this _____ day of _____, 2002.


                               _________________________________________________
                               (Signature)

                               _________________________________________________
                               (Title)

                               _________________________________________________
                               (Please Print Name)

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                            ACCEPTANCE BY THE COMPANY

         Velocity Express Corporation hereby accepts the foregoing subscription to the extent of ______ Shares.

                                      Velocity Express Corporation

                                      By________________________________________
                                                 Wesley C. Fredenburg
                                                 General Counsel and Secretary

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                                   APPENDIX A

                           Certificate of Designation






                                      A-1

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                                   APPENDIX D

                                  Risk Factors






                                      D-1

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                                   APPENDIX E

                          Registration Rights Agreement






                                      E-1